KENILWORTH FUND, INC.
                           One First National Plaza
                                  Suite 2594
                              Chicago, IL 60603



                              SEMI-ANNUAL REPORT
                                June 30, 1997
                                 (Unaudited)


                            Advisor's Perspective
                                 July 1, 1997
                               DJIA:  7,672.79
                               S&P 500:  885.14


The parabolic rise of 20.12% in the DJIA and 20.62% in the S&P 500 during the last six months came as a stunning surprise to us all, coming as it did on the heels of a 70% rise during the previous two years. An analyst points out that from late 1994 lows the major market averages rose at a 55 degree angle of ascent; the up-trend accelerated to 65 degrees from the July 1996 lows, and now from the April 1997 lows the averages have risen at an astonishing 85 degree angle of ascent. (The maximum possibility is a 90 degree vertical advance). This was facilitated by a perception that the economy is in a Goldilocks scenario of low inflation, steady growth, rising employment and surging corporate profits.

This Advisor has lived through the previous parabolic rises in the markets such as oil and gold in early 1980 when per unit prices increased tenfold in a few years only to collapse by over 80%, the Japanese Nikkei Index in 1989 from around 39,000 to less than 15,000 over the next six years, a similar decline in the bio-technology stocks in 1992, and the more recent declines of 60% to 80% after late 1993 and early 1994 in emerging markets all over the world. Thus, these rises always end in sharp, rude and disastrous declines.

We have been cautiously optimistic as you know from our Perspective in January 1997. The long-term U.S. Treasury rates went from 6.75% to 7.1% in April, and began their slow descent to 6.78% on June 30th. With the strong dollar and low inflation, interest rates may even approach 6.25% in the near future. We expected the volatility to increase, as it indeed has, (over 100 to 200 Dow points intraday). We expected a 10% decline that came in March-April before this parabolic rise of over 1,200 Dow points! We expect another 10% decline before long, even though the momentum of this market rise may soon carry the DJIA over the 8,000 mark.
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                            KENILWORTH FUND, INC.
                       January 1, 1997 to June 30, 1997
                          NAV:  $15.43........$17.72



We are happy to report that your Fund NAV grew from $15.43 to $17.72 a rise of 14.84% during the six months. The average growth fund rose a lesser 14.28% during the same span, even though the major market averages of the S&P 500 rose 20.62%. For the longer period of a year, ending June 30, 1997 at +35.52% we were ahead of both the S&P 500 (+34.71%) and significantly above the average growth fund (+23.96%).

Our performance lagged in June after Intel announced that they were experiencing a 10-15% shortfall in their 2nd quarter revenue as European and Japanese demand was sluggish, while at the same time they could not meet the demand for their new MMX chips.

This also is traditionally the slow season for the computer companies. Believing that this is a transitional problem we actually added to our already large Intel holdings, even though in the short-term derby we may fall behind.
Many of our holdings continue to do well. Applied Materials (+97%), Telecommunications Brasil (+81.2%), Bristol-Myers Squibb (+48.6%), General Electric (+31%), Compania De Chile (+30.4%), Merck (+28.49%), Federal Home Loan (+26.8%) and Exxon (+25%), and we believe the laggards such as Adaptec (-13.13%), Boeing (-0.4%) etc., will more than catch up in the second half.

Finally, it is most gratifying to see that a young couple from California who invested $80,000 in the last few months at an average cost of $15.38, redeemed part of their original holdings at $18.07 to buy their first house. It is fulfilling to see that those of our shareholders who bought during the last quarter of 1994 have already more than doubled their original investment in the Kenilworth Fund. I strongly believe that a large number of our shareholders can soon make that claim for themselves.
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                            KENILWORTH FUND, INC.
                             FINANCIAL HIGHLIGHTS




                                        (Unaudited)
                                    Six Months Ended   Year Ended
                                         June 30,    December 31,
                                             1997           1996



Selected Per-Share Data


 Net Asset Value, beginning of period. . . .$15.43         $11.93


 Income from Investment Operations
      Net Investment Income (Loss) . . . . .(0.01)           0.01


  Net Realized and Unrealized
           Gain on Investments . . . . . . . .2.30           3.51


            Total. . . . . . . . . . . . . . .2.29           3.52



  Less Distributions
      From Net Investment Income . . . . . . .0.00           0.01


      From Net Realized Gains. . . . . . . . .0.00           0.01


                                  Total. . .. 0.00           0.02



 Net Asset Value, end of period. . . . . . .$17.72         $15.43


Total Return . . . . . . . . . . . . . . . .14.84%         29.48%


Ratios and Supplemental Data
 Net Assets, end of period (in thousands). .$8,849         $7,222


 Ratio of Net Expenses to Average Net Assets 0.79%          1.51%


 Ratio of Net Investment Income to
                     Average Net Assets. . .(0.04%)        0.06%

 Portfolio Turnover Rate . . . . . . . . . .36.50%         73.93%
 Average Commission Rate Paid  . . . . . . .0.0693         0.0590


The accompanying notes are an integral part of these financial statements.
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                            KENILWORTH FUND, INC.
                           STATEMENT OF NET ASSETS
                                June 30, 1997
                                 (Unaudited)

                                              Market
COMMON STOCKS     97.76%a        Shares        Value      Percent
Aircraft            3.00%
    Boeing Corp.                  5,000      $265,300     3.00

Autos               4.69%
    Ford Motor                    4,000      152,000
1.72
    Chrysler Corp.                8,000      263,000      2.97

Banks               1.91%
    Norwest Corp.                 3,000      168,750      1.91

Construction        1.27%
    Empresas ICA Sociedad         7,000      112,420      1.27

Chemicals           1.74%
    W.R. Grace Corp.              2,800      154,350      1.74

Computer-Semiconductor 14.81%
    Intel Corp.                   7,000      992,670     11.22
    Applied Materials, Inc.*      3,000      212,430      2.40
    Cypress Semiconductor*        3,000       43,500      0.49
    Xircom, Inc.*                 5,000       62,200      0.70

Computers           2.25%
    Compaq Computer Corp.         2,000      199,000      2.25

Computer Software   8.97%
    Adaptec, Inc.*               18,500      642,875      7.26
    Oracle Systems, Inc.*         3,000      151,125      1.71

Computer Systems    8.51%
    Hewlett-Packard              12,000      672,000      7.59
    Quantum Corp.*                4,000       81,240      0.92

Drugs               6.46%
    Merck & Co.                   4,000      409,240      4.63
    Bristol-Myers Squibb          2,000      162,000      1.83

Electrical Equipment4.41%
    General Electric              6,000      390,000      4.41
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                            KENILWORTH FUND, INC.
                           STATEMENT OF NET ASSETS
                                June 30, 1997
                                 (Unaudited)

                                              Market
COMMON STOCKS                    Shares        Value      Percent

Finance            17.18%
    Federal National Mortgage    14,000       610,750     6.90
    Federal Home Loan Mortgage   26,000       910,000    10.28

Insurance           3.13%
    Loews Corp.                   2,400      240,300      2.71
    Conseco, Inc.                 1,000       37,000      0.42

Media               1.72%
    Grupo Televisa                5,000      151,875      1.72

Oil & Gas           2.91%
    Exxon Corp.                   2,500      153,125      1.73
    Amoco Corp.                   1,200      104,328      1.18

Retail              0.99%
    Claire's Stores               5,000       87,500      0.99

Telecommunications  9.52%
    ADC Telecommunication*        9,000      300,375      3.39
    General Motors Cl. H          1,500       86,438      0.98
    Telecommun. Brasilerias Telebras 3,000   455,625      5.15

Utilities-Telephone 4.29%
    Comp. De Telecommunications De Chile11,500 379,500    4.29

  Total Investments                        8,650,915
       (Cost $5,573,046)

CASH AND RECEIVABLES
       NET OF LIABILITIES   2.24%            198,152

TOTAL NET ASSETS  100.00%                 $8,849,067

NET ASSET VALUE PER SHARE                     $17.72
       (based on 499,510 shares of capital stock outstanding)
       a Percentages for various classifications relate to total
net assets.
*Non-income producing security.

  The accompanying notes are an integral part of these financial statements.
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                            KENILWORTH FUND, INC.
                           STATEMENT OF OPERATIONS
                                 (Unaudited)





                                            Six Months Ended
   INVESTMENT INCOME                            June 30, 1997

 INCOME:
        Dividends                                     $52,713
        Interest                                        8,112
            Total Income                               60,825

 EXPENSES:
        Investment Advisory Fees                       40,888
        Administrative and Management Fees             15,000
        Auditing                                        2,605


        Registration Fees                               3,585
        Insurance and Other Expenses                    2,414
            Total Expenses                             64,492

     NET INVESTMENT LOSS:                              (3,667)

   NET REALIZED GAIN ON INVESTMENTS                   317,462

   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                                810,348

   NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                              1,127,810

   NET INCREASE IN NET ASSETS FROM OPERATIONS      $1,124,143











  The accompanying notes are an integral part of these financial statements.
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                            KENILWORTH FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS



                                  (Unaudited)
                             Six Months Ended          Year Ended
OPERATIONS:                     June 30, 1997   December 31, 1996



 Net Investment Income (Loss)         ($3,667)         $3,416
 Net Realized Gain on Investments      317,462          4,332
 Net Increase in Unrealized Appreciation
              on Investments           810,348      1,578,426
    Increase in Net Assets
              from Operations        1,124,143      1,586,174


DISTRIBUTIONS To SHAREHOLDERS:

  Distributions from
    Net Investment Income                    0        (3,416)
  Distributions from
    Net Realized Gains on Investments        0        (4,332)
     Decrease in Net Assets
        resulting from Distributions         0        (7,748)


CAPITAL SHARE TRANSACTIONS:

  Proceeds From Shares Issued
(39,169 and 48,376 shares, respectively)   636,775     639,733
  Cost of Shares Redeemed
(7,699 and 8,060 shares, respectively)    (134,139)   (100,933)
  Reinvested Dividends
(0 and 369 shares, respectively)                  0      5,693
     Increase in Net Assets from
Capital Share Transactions                  502,636    544,493

       Total Increase in Net Assets       1,626,779  2,122,919


NET ASSETS AT BEGINNING OF PERIOD
    (468,040 and 427,355 shares
        outstanding, respectively)        7,222,288  5,099,369

NET ASSETS AT END OF PERIOD
    (499,510 and 468,040 shares
        outstanding, respectively)       $8,849,067 $7,222,288

   The accompanying notes are an integral part of these financial statements.
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                        NOTES TO FINANCIAL STATEMENTS
                                June 30, 1997
                                 (Unaudited)

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the six months ended June 30, 1997, purchases and sales of investment securities were $4,117,944 and $2,988,279 respectively.

    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    d. As of June 30, 1997 there were 10,000,000 shares of capital stock authorized.

    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $30,000 per year payable on a quarterly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Aggregate Net Unrealized Appreciation

    Aggregate Net Unrealized Appreciation as of June 30, 1997 consisted of the following:

   Aggregate gross unrealized appreciation:     $3,104,324
   Aggregate gross unrealized depreciation:        (26,455)
   Net unrealized appreciation:                  3,077,869